___________________ Shares of Common Stock

EYETEL IMAGING, INC.

UNDERWRITING AGREEMENT

__________ __, 2007

STANFORD GROUP COMPANY
201 Biscayne Blvd., 27th Floor
Miami, FL 33131
As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

EyeTel Imaging, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Stanford Group Company is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of _______________ shares (the “Firm Shares”) of its common stock, $0.001 par value per share (the “Common Stock”). In addition, the Company proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an aggregate additional amount of __________ shares of Common Stock, representing up to 15% of the Firm Shares (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and Prospectus referred to below.

In addition, the Company shall, at the Closing (as defined herein) issue to the Representative a warrant (the “Representative’s Warrant”) to purchase up to an aggregate amount of ________ shares of Common Stock (representing 8% of the number of Shares sold in the Offering, but excluding the Stockholder Shares (as defined in Section 5(a), on which no warrant coverage will be granted). The Shares and the Representative’s Warrant are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”

1. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof:

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(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (Registration No. 333-142649), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission (the “Rules and Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is referred to herein as a “Preliminary Prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” The Preliminary Prospectus dated ________________, 2007, that was included in the Registration Statement at the Time of Sale is referred to herein as the “Sale Preliminary Prospectus”, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Sale Preliminary Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement and the Securities Act, “Time of Sale”, means ___________, New York City time, on the date of this Agreement.  The final prospectus in the form first furnished to the Underwriters for use in connection with the Offering is referred to herein as the “Prospectus.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to

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refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Sale Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Sale Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering were or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If, subsequent to the date of this Agreement, the Company or the Representative determine that, at the Time of Sale, the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Shares to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information made available by or on behalf of the Company to purchasers at the time of entry into the first such new purchase contract.

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Sale Preliminary Prospectus or the Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus (including the Sale Preliminary Prospectus) was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act), and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of: (i) the names of the Underwriters appearing in the “Underwriting” section of the Prospectus, (ii) the contents of the fourth paragraph under the heading entitled “Nature of Underwriting Commitment” in the “Underwriting” section of the Prospectus, (iii) the contents of second paragraph under the heading entitled “Lock-Ups” in the “Underwriting” section of the Prospectus, (iv) the contents of final paragraph under the heading entitled “Stabilization” in the “Underwriting” section of the Prospectus and (v) the paragraphs under the heading entitled “Foreign Regulatory Restrictions on Purchase of Shares” in the “Underwriting” section of the Prospectus (the “Underwriters’ Information”).

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(c) The Company has filed with the Commission a Form 8-A (File Number ___ - ________) providing for the registration under the Exchange Act of the Common Stock. The registration of the Common Stock under the Exchange Act has been declared effective by the Commission on the date hereof.

(d) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described, filed or incorporated by reference.

(e) PricewaterhouseCoopers LLP (“PwC”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). PwC is duly registered and in good standing with the PCAOB. PwC has not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(f) The Shares have been authorized for listing on the American Stock Exchange (“AMEX”) and, to the Company’s knowledge, no proceedings have been instituted or threatened which would effect, and no event or circumstance has occurred which is reasonably likely to effect, the listing of the Shares on the AMEX.

(g) The Company has no direct or indirect subsidiaries and owns no equity interest in any other foreign or domestic individual, corporation, trust, general or limited partnership, joint venture, limited liability company or other entity (each, a “Person”).

(h) Subsequent to the respective dates as of which information is presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus) of the Company; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

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(i) As of the dates indicated in the Sale Preliminary Prospectus and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth therein in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement and the Registration Statement, will be as set forth in the column headed “As Adjusted” in such section. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable (and those shares of Common Stock issuable upon conversion of the Company’s notes and warrants as described in the Registration Statement and the Prospectus, upon conversion thereof as described in the Registration Statement, will be fully paid and non-assessable) and have been duly and validly authorized and issued, in compliance with all applicable state and federal securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire any Relevant Security from the Company. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(j) The Shares have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement and as described in the Sale Preliminary Prospectus and the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The shares of Common Stock representing the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

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(k) The Company has been duly incorporated, and validly exists as a corporation in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Sale Preliminary Prospectus and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus) of the Company; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(l) The Company is not: (i) in violation of its certificate of incorporation, by-laws or other organizational documents (including stockholders’, voting or similar agreements), (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (“Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except, in the case of clauses (ii) and (iii) above, for any default, Lien or violation disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any default, Lien or violation that do not or would not have a Material Adverse Effect.

(m) The Company has full corporate power and authority to execute and deliver this Agreement, the Representative’s Warrant and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by each of the Transaction Documents. The Company has duly and validly authorized each of the Transaction Documents and each of the transactions contemplated by the Transaction Documents. This Agreement has been, and the Representative’s Warrant and each other Transaction Document delivered by the Company or its representatives at the Closing will be, duly and validly executed and delivered by the Company or its representatives, and this Agreement and the Representative’s Warrant constitutes or will constitute the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) federal and state securities laws and public policy regarding rights to indemnification and contribution.

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(n) The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except, in the case of each of clauses (i) and (iii), for any default, violation or event that do not or would not, individually or in the aggregate, have a Material Adverse Effect.

(o) The Company has all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to have a Material Adverse Effect (including, in this context, a revocation of, or the imposition of a material restriction on, any Consent). No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(p) The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, including those relating to transactions with its “affiliates” (as such term is defined in Rule 144 under the Securities Act, “Affiliates”), the non-compliance with which does not or would not have a Material Adverse Effect.

(q) The Representative’s Warrant will conform in all material respects to the description thereof in the Registration Statement and in the Prospectus and, when sold to and paid for by the Representative in accordance with the Representative’s Warrant, will have been duly authorized and validly issued and will constitute valid and binding obligations of the Company entitled to the benefits of the Representative’s Warrant. The shares of Common Stock issuable upon exercise of the Representative’s Warrant (the “Representative’s Warrant Shares”) have been duly authorized and reserved for issuance upon exercise of the Representative’s Warrant by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative’s Warrant, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform all material respects to the description thereof in the Sale Preliminary Prospectus.

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(r) No Consent is required for the execution, delivery and performance of this Agreement and the Representative’s Warrant or consummation of each of the transactions contemplated by this Agreement and the Representative’s Warrant, including the issuance, sale and delivery of the Shares and the Representative’s Warrant Shares to be issued, sold and delivered hereunder and thereunder, except: (i) the registration under the Securities Act of the Shares and the Representative’s Warrant Shares and the approval for listing of the Shares and the Representative’s Warrant Shares on AMEX, each of which has become effective, (ii) such Consents as may be required under state securities or blue sky laws, any foreign securities laws, the Financial Industry Regulatory Authority, Inc., formerly known as the National Association of Securities Dealers, Inc. (“FINRA”) or any similar self regulatory organization in connection with the purchase and distribution of the Shares by the Underwriters and (iii) such other Consents as are required, each of which has been obtained and is in full force and effect.

(s) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, either individually or in the aggregate, is having or could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(t) The financial statements, including the notes thereto, included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and the books and records of the respective entities presented therein.

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(u) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma and/or as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly, in accordance with generally accepted accounting principles and in all material respects, the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(v) The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and, in all material respects, accurate. Such data agree with the sources from which they are derived.

(w) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the AMEX and the Company’s Board of Directors and/or audit committee has each adopted a charter that satisfies the requirements of AMEX. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, neither the Company’s Board of Directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

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(y) The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarb-Ox”), applicable to the Company, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by AMEX or any other governmental or self regulatory entity or agency, except for violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, as of the effective date of the Registration Statement: (i) the Company’s Board of Directors satisfies all “independence” requirements (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s Board of Directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) immediately following the Closing, the audit committee of the Company’s Board of Directors will have at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(z) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus: (i) no director, officer or key employee of the Company holds any direct equity, debt or other pecuniary interest in any Person with whom the Company does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of shares of Common Stock and (ii) no other relationship, direct or indirect, exists between or among any of the Company or, to the Company’s knowledge, any Affiliate of the Company, on the one hand, and any director, officer, key employee, stockholder, customer or supplier of the Company or to the Company’s knowledge, any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus which is not so described as required. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not, in violation of Sarb-Ox, directly or indirectly, including through any Affiliate of the Company (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(aa) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus:

(i) There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Company’s officers, directors and employees that may affect the Underwriters’ compensation, as determined by FINRA.

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(ii) No officer, director, or beneficial owner of more than ten percent (10%) of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a person associated, or affiliated with a member of FINRA.

(iii) No proceeds from the sale of the Shares (excluding underwriting compensation) will be paid to any FINRA member, or any persons associated or affiliated with a member of the FINRA, except as specifically contemplated herein.

(iv) To the Company’s knowledge, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the FINRA.

(bb) (i) Except as would not have a Material Adverse Effect, the Company owns or possesses sufficient rights to use trademarks, trade names, patents, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other similar intellectual property rights, including applications for the same (collectively, “Intellectual Property Rights”) as are necessary: (A) to conduct its business as now conducted and (B) in connection with the commercialization of the medical technologies described in the Registration Statement, the Sale Preliminary Prospectus and Prospectus as being under development by the Company.

(ii) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus: (A) there is no pending or, to the Company’s knowledge, threatened, action, suit, proceeding, or claim by others challenging the Company’s rights in or to any Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (B) there is no pending or, to the Company’s knowledge, threatened, action, suit, proceeding, or claim by others that the Company infringes, misappropriates, or otherwise violates any Intellectual Property Rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) there is no pending or, to the Company’s knowledge, threatened, action, suit, proceeding, or claim by others challenging the validity or scope of any such Intellectual Property Rights owned by the Company and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) the operation of Company’s business as now conducted and in connection with the development and commercialization of the medical technology described in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, as being under development by the Company (either independently or in collaboration with third parties), does not infringe any claim of any patent or published patent application; (E) there is no prior art of which the Company is aware that may render any patent owned or licensed by the Company invalid or any patent application owned or licensed by the Company unpatentable which has not been disclosed to the applicable government patent office; and (F) the patents, trademarks, and copyrights granted, issued or licensed to the Company have been duly maintained and are in full force and in effect, and none of such patents, trademarks and copyrights have been adjudged invalid or unenforceable in whole or in part. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be described in the Registration Statement, the Sale Preliminary Prospectus and Prospectus and are not described therein in all material respects. Other than The Johns Hopkins University, to the Company’s knowledge, no third party possesses rights to the Company’s Intellectual Property Rights that, if exercised, could enable such party to develop products competitive to those the Company intends to develop as described in the Sale Preliminary Prospectus and the Prospectus.

Stanford Group Company
__________ ___, 2007

(iii) Neither the Company nor any individual acting on the Company’s behalf or who is an assignee of Intellectual Property Rights to the Company has filed or caused to be filed with the U. S. Patent and Trademark Office (the “PTO”) or any foreign patent office any patent, trademark or copyright applications.

(iv) Other than as disclosed in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, there are no rulemaking or similar proceedings before the U.S. Food and Drug Administration (“FDA”) or PTO which affect or involve the Company or any of the processes or medical technologies that the Company has developed, is developing or proposes to develop or uses or proposes to use which has or would not have a Material Adverse Effect.

(v) The Company has obtained legally binding written agreements from all employees and third parties with whom the Company has shared confidential proprietary information: (A) of the Company, or (B) received from others which the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

(cc) Neither the Company nor any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(dd) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement.

(ee) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

Stanford Group Company
__________ ___, 2007

(ff) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(gg) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by the FINRA.

(hh) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration, the Sale Preliminary Prospectus and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or such as do not, or are will not have, a Material Adverse Effect. Any real property and buildings held under lease or sublease by the Company is held by under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

(ii) The Company maintains insurance of the types and in the amounts which are customary for companies engaged in similar businesses, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, (iii) business interruption insurance and (iv) product liability insurance. Effective as of the Closing Date, the Company will maintain insurance (of which the Company is the beneficiary) with at least $1,000,000 of coverage of the life of John Garbarino for a period of three (3) years from the Closing Date with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports”. There are no claims by the Company under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

Stanford Group Company
__________ ___, 2007

(jj) Except as would not have a Material Adverse Effect, the Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is presently in effect or is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate in all material respects to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any material liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(kk) No labor disturbance by the employees of the Company currently exists or, to the knowledge of the Company, is reasonably likely to occur.

(ll) The Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a Federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

(mm) The Company is not a party to, and does not maintain or administer, any “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which is subject to any provision of Title IV of ERISA and covers any officer, director, employee or former employee of the Company or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this paragraph, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

Stanford Group Company
__________ ___, 2007

(nn) The Registration Statement, the Sale Preliminary Prospectus and the Prospectus identify each employment, severance or other similar arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of their respective ERISA Affiliates, (iii) covers any employee or former employee of the Company or any of their respective ERISA Affiliates and (iv) are required by the Rules and Regulations to be identified in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The foregoing contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” The Company has disclosed to the Representative in writing all Benefit Arrangements affecting the Company or to which the Company is a party, and each such Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

(oo) There is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or their respective ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

(pp) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or as disclosed in writing to the Representative, the Company is not a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $60,000 to any officer, consultant, director or employee.

Stanford Group Company
__________ ___, 2007

(qq) The execution of this Agreement, the Representative’s Warrant or any other Transaction Document and consummation of the transactions contemplated hereby and thereby does not constitute a triggering event under any employment agreement or arrangement, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any material payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former officer, employee or director of the Company.

(rr) No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any material liability; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(ss) Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(tt) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or its Affiliates to alter the customer’s or supplier’s level or type of business with the Company or any of its Affiliates or (ii) a journalist or publication to write or publish favorable information about the Company, any Affiliate or their respective products or services.

(uu) Except as described in the Registration, the Sale Preliminary Prospectus and the Prospectus, and except as would not have a Material Adverse Effect, the Company: (i) is and at all times has been in full compliance with all federal, state and local statutes, rules, regulations or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of or insurance reimbursement relating to any product manufactured or distributed by the Company or any component thereof (“Applicable Laws”); (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other federal, state, local or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and the Company does not have any knowledge that any third party has initiated, conducted or intends to initiate any such notice or action.

Stanford Group Company
__________ ___, 2007

(vv) The studies, tests and preclinical and clinical trials conducted or sponsored by or on behalf of the Company that are described or referred to in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations; the descriptions of the results of such studies, tests and trials contained in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Sale Preliminary Prospectus, Prospectus and the Registration Statement, the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Sale Preliminary Prospectus, the Prospectus and the Registration Statement when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted or sponsored by or on behalf of the Company.

(ww) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects (as such prospects are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus), operations or results of operations of the Company.

Stanford Group Company
__________ ___, 2007

(xx) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the actual knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.

(yy) Any certificate signed by or on behalf of the Company and delivered to the Representative or to Ellenoff Grossman & Schole LLP, counsel for the Representative (“Underwriters’ Counsel”), shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $______ (except as provided for in Section 5(a) hereof), the number of Firm Shares set forth opposite their respective names on Schedule A hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of the Underwriters’ Counsel, 370 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

(c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date.

Stanford Group Company
__________ ___, 2007

(d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option to purchase up to an aggregate of ___________ Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second (2nd) full business day after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Representative and the Company.

(f) Payment of the purchase price for the Additional Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(g) On the Closing Date, the Company will further issue and sell to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of $100, warrants to purchase Common Stock (the “Representative’s Warrant”) entitling the holders thereof to purchase an aggregate of _______ shares of Common Stock (representing 8% of the total number of Firm Shares being sold in the Offering, but excluding the Stockholder Shares (as defined in Section 5(a), on which no warrant coverage will be granted)), plus an aggregate number of shares of Common Stock equal to 8% of the total number of Additional Shares sold in the Offering, for a period of five years from the effective date of the Registration Statement commencing on the one (1) year anniversary of the effective date of the Registration Statement. The Representative’s Warrant shall be exercisable at a price equal to 120% of the initial public offering price of the Common Stock and shall contain terms and provisions more fully described herein below and as set forth more particularly in the Representative’s Warrant to be executed by the Company on the effective date of the Registration Statement, including, but not limited to: (i) one demand and unlimited piggyback registration rights for a period of seven years from the effective date of the Registration Statement, (ii) cashless exercise; (iii) customary anti-dilution provisions in the event of stock dividends, splits, mergers, sales of all or substantially all of the Company’s assets and other similar events; and (iv) customary terms requiring the Company to make adequate provisions to preserve, in substance, the rights and powers incidental to the Representative’s Warrant in the event mergers, consolidations or other reorganizations of or by the Company during the five-year period following the effective date of the Registration Statement. The Representative’s Warrant shall not be redeemable. As provided in the Representative’s Warrant, the Representative may designate that the Representative’s Warrant be issued in varying amounts directly to other Underwriters and selling group members and to bona fide officers of the Underwriters and selling group members. As further provided, no sale, transfer, assignment, pledge or hypothecation of the Representative’s Warrant shall be made for a period of 6 months from the effective date of the Registration Statement, except: (a) by operation of law or reorganization of the Company, or (b) to the Underwriters and bona fide partners, officers of the Underwriters and selling group members.

Stanford Group Company
__________ ___, 2007

3. Offering. Upon authorization of the release of the Firm Shares or, as the case may be, the Additional Shares, by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.

(b) The Company will promptly notify the Representative (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as promptly as is reasonably practicable. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Sale Preliminary Prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representative shall reasonably object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit and afford the Representative a reasonable opportunity and time to review and comment thereon.

Stanford Group Company
__________ ___, 2007

(c) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act, the Exchange Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representative) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as promptly as is reasonably possible.

(d) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of the Sale Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. On the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

Stanford Group Company
__________ ___, 2007

(e) The Company consents to the use and delivery of the Sale Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 4(b) of the Securities Act.

(f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 under Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(g) During the period of 180 days after the effective date of the Registration Statement, the Company will not, and will cause its Affiliates not to, directly or indirectly, take any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(h) The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may reasonably designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(i) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(j) During the twelve (12) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, including any Registration Statement on Form S-8, except: a Form S-8 filed with the Commission in connection with the Company’s 2002 Equity Incentive Plan, 2004 Equity Incentive Plan and 2007 Equity Incentive Plan.

Stanford Group Company
__________ ___, 2007

(k) Prior to the Closing Date, each of the Company’s officers and directors and stockholders (the “Lock-Up Parties”) who own any of the Company’s outstanding shares of Common Stock, or warrants or options to purchase Common Stock or other securities convertible into Common Stock shall enter into a written “lock-up” agreement in the form attached hereto as Annex IV. Prior to the Closing, Maxim Group LLC and the Representative shall assign to the Representative and/or enter into an agreement pursuant to which Maxim Group LLC shall agree not to waive the requirements of any lock-up agreement previously executed in favor of Maxim Group LLC without the prior written consent of the Representative and the Representative shall be afforded all rights of Maxim Group LLC thereunder.

(l) During the twelve (12) month period following the Closing Date, the Company shall not, without the prior written consent of the Representative, offer, sell or distribute any of its equity securities or securities convertible into or exercisable for equity securities, other than: (i) pursuant the Company’s 2007 Equity Incentive Plan or (ii) pursuant to the terms of any securities exercisable or convertible into shares of the Company’s capital stock that are outstanding at the Closing Date. The foregoing shall not preclude the Company from undertaking bank or other similar loans or debt financing which do not contain an equity component.

(m) During the twelve (12) months following the Closing, the Company shall not offer, sell or distribute any convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Common Stock on the date of the original sale, without the consent of the Representative, which consent shall not be unreasonably withheld. For purposes of this Section 4, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Company’s common stock for each of the 30 trading days prior to the date of the original sale; and (ii) the last sale price of the Common Stock, during normal operating hours, as reported on the AMEX, or any other exchange or electronic quotation system on which the Common Stock is then listed.

(n) Promptly following the Closing, the Company, at its expense, shall use its commercially reasonable best efforts to obtain and keep current a listing in the Mergent Manual (it being agreed that the Company shall use its commercially reasonable best efforts to keep current such listing for a period of three (3) years from the date such listing is obtained).

(o) The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent for a period ending at 5:00 p.m. Eastern time on the first business day following the thirtieth (30th) day following the Closing Date.

(p) The Company will use commercially reasonable best efforts to maintain its key person life insurance with a insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the amount of $1,000,000 on the life of John Garbarino in full force and effect for a period of three (3) years from the Closing Date. The Company shall be the sole beneficiary of such policy.

Stanford Group Company
__________ ___, 2007

(q) Upon conclusion of the Offering, the Company will engage (for no less than two (2) years from the Closing Date) a financial public relations firm mutually acceptable to the Company and the Representative.

(r) The Company has retained a transfer agent reasonably acceptable to the Representative for the Shares and shall continue to retain such transfer agent (or another transfer agent reasonably acceptable to the Representative) for a period of two (2) years following the Closing Date.

(s) The Company will apply the net proceeds from the sale of the Shares as set forth (and subject to the qualifications described) under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or stockholders or to pay any accrued salaries or bonuses to any employees or former employees, except as disclosed in the Prospectus and except for payments of accrued salaries to any employees in the ordinary course of business consistent with the Company’s past payroll practices.

(t) The Company will use its commercially reasonable best efforts to effect and maintain the listing of the Shares on the AMEX.

(u) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(v) The Company will do and perform all things set forth herein or reasonably required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(w) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

Stanford Group Company
__________ ___, 2007

(x) The Company represents and agrees that, unless it obtains the prior consent of Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, and has complied and will comply with the requirements said Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

5. Consideration; Payment of Expenses.

(a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Shares purchased) of the following compensation:

(i) An underwriting discount of seven percent (7%) of the gross proceeds of the Offering; and

(ii) a non-accountable expense allowance equal to two percent (2%) of the gross proceeds of the Offering (exclusive of proceeds from the sale of Additional Shares), less $50,000 previously paid to Maxim Group LLC.

It is understood and agreed, however, that no underwriting discounts or commissions or non-accountable expense allowance shall be payable to the Underwriters in respect of an amount of Firm Shares (the “Stockholder Shares”) to be purchased in the Offering at the public offering price by Bain Capital Ventures, its affiliates and Radius Ventures (the “Stockholders”) with $1.2 million (plus interest accrued as of the Closing Date) to be paid to the Stockholders out of the proceeds from the Offering in repayment of short-term loans owed by the Company to the Stockholders and then utilized by such Stockholders to purchase such Firm Shares. The Representative will arrange with its clearing firm for all necessary procedures to effect the payment and delivery for the Stockholder Shares by the Stockholders as described above.

Stanford Group Company
__________ ___, 2007

(b) The Representative reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

(c) Whether or not: (i) the transactions are contemplated by this Agreement, (ii) the Registration Statement and the Prospectus are consummated or (iii) this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:

(i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;

(iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering;

(iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws, including the fees and disbursements of Underwriters’ Counsel as set forth in Section 5(d) hereof in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;

(v) the filing fees incident to securing any required review by FINRA of the terms of the Offering;

(vi) all fees and expenses in connection with listing the Shares on the AMEX;

(vii) all expenses of the Company and its representatives incurred in connection with attending or hosting meetings with prospective purchasers of the Shares (“Road Show Expenses”);

(viii) any stock transfer taxes incurred in connection with this Agreement or the Offering;

(ix) the cost of preparing stock certificates representing the Shares;

Stanford Group Company
__________ ___, 2007

(x) the cost and charges of any transfer agent or registrar for the Shares; and

(xi) all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 5.

(d) At the Closing, the Company shall issue a payment of $5,000 to Underwriters’ Counsel in consideration of “Blue Sky” services rendered if the Common Stock sold in this Offering is listed on the AMEX or Nasdaq Global Market. The Company shall also pay, as due, state registration, qualification and filing fees, FINRA filing fees and accountable out-of-pocket disbursements in connection with such registration, qualification or filing.

(e) It is understood, however, that except as provided in this Section, and Sections 6, 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 5 or 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of-pocket accountable expenses of the Underwriters (including but not limited to the reasonable fees and disbursements of counsel to the Underwriters) incurred in connection herewith, less any amounts previously advanced to the Representative.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares as provided herein shall be subject to: (i) the accuracy, in all material respects, of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

Stanford Group Company
__________ ___, 2007

(b) The Representative shall have received the favorable written opinion of Fulbright & Jaworski L.L.P., legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex I.

(c) The Representative shall have received the favorable written opinion of Hogan & Hartson LLP, special FDA regulatory counsel for the Company, dated as of the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex II.

(d) The Representative shall have received the favorable written opinion of Roylance, Abrams, Berdo & Goodman, L.L.P., special intellectual property counsel for the Company, dated as of the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex III.

(e) All corporate action and regulatory proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance in all material respects to the Representative and to Underwriters’ Counsel.

(f) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate in all material respects, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any Material Adverse Change subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus pursuant to the Rules and Regulations which are not so included.

(g) On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from PwC dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance reasonably satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.

Stanford Group Company
__________ ___, 2007

(h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus) of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(i) The Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex IV.

(j) The Shares shall have been approved for listing on the AMEX.

(k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

(m) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents (including a customary certificate of the Company’s Secretary) as they may have reasonably requested.

Stanford Group Company
__________ ___, 2007

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

Stanford Group Company
__________ ___, 2007

7. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all reasonable, out-of-pocket expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by such party contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission made by such party to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information. This indemnity agreement will be in addition to any liability, which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company (including any Person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and reasonable out-of-pocket expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. This indemnity agreement will be in addition to any liability, which the Underwriters may otherwise have, including but not limited to other liability under this Agreement.

Stanford Group Company
__________ ___, 2007

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one (1) such counsel shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Stanford Group Company
__________ ___, 2007

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as: (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

Stanford Group Company
__________ ___, 2007

9. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

Stanford Group Company
__________ ___, 2007

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 4, 6, 7 and 11 through 16, inclusive, shall remain in full force and effect at all times after the execution hereof.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if: (i) a Material Adverse Change with respect to the Company shall have occurred; or (ii) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (iii) trading on the New York Stock Exchange, The NASDAQ Global Market, the NASDAQ Capital Market or the AMEX shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, The NASDAQ Global Market, the NASDAQ Capital Market or the AMEX or by order of the Commission or any other governmental authority having jurisdiction; or (iv) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the reasonable judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

Stanford Group Company
__________ ___, 2007

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

(e) If the Company elects to terminate the Offering for any reason and the Representative was prepared to proceed with the Offering reasonably within the intent of this Agreement and, thereafter, the Company engages a different lead or managing underwriter to conduct an initial public offering within one year of the date of termination of this Agreement by the Company, the Company will agree to exercise its commercially reasonable best efforts to recommend to the lead underwriter or managing underwriter that the Representative be permitted to participate in such initial public offering up to 33% of such offering upon such terms as the parties may mutually agree, such terms to be set forth in a separate engagement letter or other agreement between the parties, but in no event on less favorable terms than offered by the lead or managing underwriter to any other investment bank retained in such initial public offering.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, Stanford Group Company, 201 Biscayne Blvd., 27th Floor, Miami, FL 33131, Attention: James Li, Director of Investment Banking, in each case, with a copy to Underwriters’ Counsel at Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York, 10017, Attention: Douglas S. Ellenoff, Esq.; and

(b) if sent to the Company shall be mailed, delivered, or faxed and confirmed in writing to the Company at the addresses set forth in the Registration Statement, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Paul Jacobs, Esq.;

Stanford Group Company
__________ ___, 2007

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

Stanford Group Company
__________ ___, 2007

15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend the Underwriters act or be responsible as a fiduciary to the Company, their respective management, stockholders, equity holders, creditors or any other person in connection with any activity the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree they are each responsible for making their own independent judgments with respect to any such transactions, and any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims the Company or their Affiliates may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters involving such transactions.

16. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

17. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[Signature Page Follows]

Stanford Group Company
__________ ___, 2007

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

EYETEL IMAGING, INC.

By:  ________________________________
Name:
Title:

Accepted by the Representative, acting for itself and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

STANFORD GROUP COMPANY

By:  _______________________________________
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Stanford Group Company
Maxim Group LLC
Jesup & Lamont Securities Corporation
TOTAL

ANNEX I

Form of Opinion of Company Counsel

All capitalized terms used but not defined in this Annex I shall have the meanings ascribed to such terms in the Underwriting Agreement to which this Annex is attached.

1. Such counsel has been advised orally by the Commission that the Registration Statement was declared effective under the Securities Act, and, to the knowledge of such counsel based solely upon oral confirmation by a member of the Commission’s staff, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission. All filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

2. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof or supplements thereto (except for the financial statements and notes, together with related financial and accounting data, included in the Registration Statement, Sale Preliminary Prospectus and the Prospectus, as to which we express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

3. The Company has been incorporated and validly exists as a corporation in good standing in accordance with and under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified and in good standing as a foreign corporation in each of the jurisdictions listed on Schedule A to the opinion.

4. The Company has full corporate power and authority to execute and deliver the Underwriting Agreement and the Representative’s Warrant to perform its obligations hereunder and thereunder. All corporate action required to be taken for the due and proper authorization, execution and delivery of Underwriting Agreement, all other Transaction Documents and the Representative’s Warrant and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement and the Prospectus have been duly and validly taken.

5. Each of the Underwriting Agreement, the Representative’s Warrant and the Transaction Documents listed on a schedule to the opinion has been duly and validly authorized, executed and delivered by the Company. The Underwriting Agreement and the Representative’s Warrant constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) federal and state securities laws and public policy regarding rights to indemnification and contribution.

6. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, to such counsel’s knowledge, were issued in compliance with all applicable federal securities laws, or if not so issued, the purchasers or grantees thereof have received a rescission offer in accordance with applicable federal securities laws.

7. The Shares to be delivered on the Closing Date and, as applicable, the Additional Closing Date, have been duly and validly authorized and, when delivered in accordance with Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to statutory preemptive rights or, to such counsel’s knowledge, any contractual preemptive or similar rights, that entitle or will entitle any Person to acquire any Shares from the Company upon issuance or sale thereof.

8. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

9. The Representative’s Warrant is duly authorized and upon payment of the purchase price specified the Underwriting Agreement will be validly issued and constitute a valid and binding obligation of the Company, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) federal and state securities laws and public policy regarding rights to indemnification and contribution.

10. The shares of Common Stock underlying the Representative’s Warrant will, upon exercise of the Representative’s Warrant and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to statutory preemptive rights or, to such counsel’s knowledge, any contractual preemptive or similar rights, that entitle or will entitle any Person to acquire any shares of Common Stock underlying the Representative’s Warrant from the Company upon issuance or sale thereof.

11. To such counsel’s knowledge, the Company has not, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement.

12. To such counsel’s knowledge, and other than as set forth in the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which would not, individually or in the aggregate, have a Material Adverse Effect. To such counsel’s knowledge, no such proceedings are threatened or contemplated.

13. The execution, delivery, and performance of Underwriting Agreement and the Representative’s Warrant and consummation of the transactions contemplated hereby and thereby do not and will not: (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise or license that is filed as an exhibit to the Registration Statement to which the Company is a party or by which any of the Company or its properties or assets may be bound or (b) violate any provision of the certificate of incorporation or bylaws of the Company, or, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body.

14. No consent, approval, authorization, order, registration, filing, qualification or license of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, except for: (a) such as may be required under state securities or blue sky laws or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (b) such as have been made or obtained under the Securities Act, (c) such as are required by the American Stock Exchange, and (d) such as are required by FINRA.

15. The statements under the captions “Description of Capital Stock” and “Underwriting” (other than “Underwriting - Foreign Regulatory Restrictions on Purchase of Shares,” as to which we express no opinion) in the Prospectus and Items 24 and 26 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

16. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In addition to the foregoing legal opinions, the opinion letter of counsel shall contain the following statement (it being understood that such statement itself shall not constitute a legal opinion): “As counsel, we have represented the Company in connection with the preparation of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and related matters were discussed and, based on the foregoing (relying as to factual matters in respect of our determination of materiality to an extent we deem appropriate based upon discussions with officers and other representatives of the Company), no facts have come to our attention which lead us to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and notes, together with related financial and accounting data, included in or omitted from therein).”

When used in the legal opinion, the term “knowledge” shall mean the actual, current knowledge (after due investigation) of attorneys of the Firm who have devoted substantive attention to the transactions to which the opinion relates.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, and the Delaware General Corporation Law and that such counsel is not admitted in the State of Delaware.

ANNEX II

Form of Opinion of Company Regulatory Counsel

All capitalized terms used but not defined in this Annex II shall have the meanings ascribed to such terms in the Underwriting Agreement to which this Annex is attached.

This firm has acted in the limited role of regulatory counsel to the Company with respect to U.S. Food and Drug Administration (“FDA”) regulation only. In such capacity, we have reviewed certain information under the captions listed on Schedule A attached hereto (the “Regulatory Captions”) in the Company’s Preliminary Prospectus dated September 21, 2007 (the “Preliminary Prospectus”) and the Final Prospectus dated October ___, 2007 (the “Final Prospectus”), forming a part of the Company’s Registration Statement on Form SB-2, as amended (Registration No. 333-142649) (the “Registration Statement”).

We have not been retained or engaged by the Company to perform, nor have we performed, any review of any other information in the Registration Statement, the Preliminary Prospectus and the Final Prospectus. Additionally, we have not been retained or engaged to provide advice in respect of United States securities laws or the rules or regulations of the Securities and Exchange Commission (the “SEC”) thereunder (the “Rules”), nor have we been retained or engaged by the Company to provide advice as to whether any information or any statement, opinion or other writing is required under the United States securities laws or the Rules to be filed with or submitted to, or incorporated into any document that will be filed with or submitted to, the SEC, and the matters addressed herein should not be construed as such advice.

For purposes of our opinions, which are set forth below, and other statements made in this letter, we have examined copies of the documents listed on Schedule B attached hereto and such other agreements, instruments and documents as we have deemed an appropriate basis on which to render the opinions hereinafter expressed (the “Documents”). We believe the Documents provide an appropriate basis on which to render the opinions hereinafter expressed.

In our examination of the Underwriting Agreement and the other Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies). Further, for purposes of our opinion, we have not independently verified nor do we take any responsibility for nor are we addressing in any way any statements of fact, any statements concerning state or foreign law, any legal conclusions or any statements of belief attributable to the Company or whether the Company is in compliance with applicable FDA or other legal requirements. Our opinion is given in the context of the foregoing.

This letter is based as to matters of law solely on the Federal Food, Drug, and Cosmetic Act, as amended (the “FDC Act”), and the regulations promulgated thereunder.

II-1

Based upon, subject to and limited by the assumptions, qualifications, exceptions, and limitations set forth in this opinion letter, we are of the opinion that insofar the statements under the Regulatory Captions in the Preliminary Prospectus, the Final Prospectus and the Registration Statement summarize applicable provisions of the FDC Act and the regulations promulgated thereunder, such statements are accurate summaries in all material respects of the provisions summarized.

Nothing herein shall be construed to cause us to be considered “experts” within the meaning of Section 11 of the Securities Act of 1933, as amended.

We express no opinion in this letter as to any other laws and regulations not specifically identified above as being covered hereby (and in particular, we express no opinion as to any effect that such other laws and regulations may have on the opinions expressed herein). We express no opinion in this letter as to federal or state securities, antitrust, unfair competition, banking, or tax laws or regulations, or laws or regulations of any political subdivision below the state level.

We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the closing under the Underwriting Agreement on the date hereof, and it should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm. In no event may this letter or any other communication or document referring to the contents hereof or any other advice we have given to the Company be submitted to or filed with the SEC without our prior written consent.

II-2

ANNEX III

Form of Opinion of Intellectual Property Counsel

All capitalized terms used but not defined in this Annex III shall have the meanings ascribed to such terms in the Underwriting Agreement to which this Annex is attached.

We are familiar with the United States and worldwide Patent and Trademark Laws (“Patent and Trademark Laws”) and related governmental regulations as applied generally to patents and trademarks of the nature under development by the Company and we have reviewed the sections of the Registration Statement, the Sale Preliminary Prospectus and Prospectus, including documents incorporated by reference therein, related to medical technologies of the nature under development by the Company (collectively, the “Intellectual Property Disclosure”);

1. Insofar as the statements in the Intellectual Property Disclosure constitute summaries of legal matters, documents, legal proceedings, or regulatory proceedings referred to therein, the Intellectual Property Disclosure accurately summarizes the information called for with respect to such legal matters, documents, legal proceedings, or regulatory proceedings and accurately summarizes the matters referred to therein;

2.  To our knowledge, there are no legal or governmental proceedings relating to the Patent and Trademark Laws, or rules and regulations, pending or threatened, of the United States Patent and Trademark Office (“USPTO”) or any other patent office or similar commission in each jurisdiction where the Company maintains or is applying for patent protection, to which the Company is a party, nor are we aware of any material violations of such laws, rules or regulations by the Company; and

3. As to the Intellectual Property Disclosure contained in each Registration Statement, the Sale Preliminary Prospectus and Prospectus, including documents incorporated by reference therein, we have no reason to believe that such Intellectual Property Disclosure, as of the effective date of the Registration Statement or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that such sections of the Prospectus or any amendment or supplement thereto, as of its issue date or as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4. To the best knowledge of such counsel, the Company owns, possesses or has adequate rights to use all intellectual property and rights thereto (collectively the “Intellectual Property”) reasonably necessary to conduct the business of the Company in the manner described in the Sale Preliminary Prospectus and the Prospectus, except to the extent that the failure to own, possess or have adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

III-1

5. Other than as set forth or contemplated in the Prospectus, to such counsel’s knowledge, the Company has not received any notice of infringement of or conflict with, and such counsel has no knowledge of any infringement of or conflict with, asserted rights of others with respect to the Intellectual Property, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

6. Other than as set forth or contemplated in the Prospectus or as would not reasonably be expected to result in a Material Adverse Effect, to such counsel’s knowledge, the conduct of the current and future business of the Company in the manner described in the Sale Preliminary Prospectus and the Prospectus does not and will not infringe, interfere or conflict with any valid issued patent claim or other Intellectual Property right of any third party, or any claim of a patent application filed by any third party, which patent application has been published by the USPTO or similar foreign authority or is otherwise known to the Company and which claim would reasonably be expected to issue as a valid claim.

7. Other than as set forth or contemplated in the Prospectus, to such counsel’s knowledge no third party, including any academic or governmental organization possesses or could obtain rights to the patents, patent applications or patent rights of the Company which, if exercised, would allow such third party to develop products competitive with those of the Company and would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

8. To the knowledge of such counsel all information material to patentability has been timely disclosed to the USPTO and any other patent office or similar commission in each jurisdiction where the Company maintains or is applying for patent protection, during the prosecutions of all patent applications as to the Intellectual Property and no misrepresentation has been made to, or material information withheld from, the USPTO and such other patent offices or similar commissions during such prosecutions.

9. Such counsel has no reason to believe that any of the Company’s trademark applications filed with the USPTO will not eventuate in registered trademarks.

In addition to the foregoing legal opinions, the opinion letter of regulatory counsel shall contain the following statement (it being understood that such statement itself shall not constitute a legal opinion):

“As counsel, we have participated in conferences with officers and representatives of the Company and representatives of the Underwriters at which the Intellectual Property Disclosure and related matters were discussed and no facts have come to our attention which would lead us to believe that the Intellectual Property Disclosure, at the time the Registration Statement became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the Intellectual Property Disclosure therein not misleading, or that the Intellectual Property Disclosure contained in the Sale Preliminary Prospectus and the Prospectus (including the documents incorporated by reference therein), as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.”

III-2

When used in this legal opinion, the term “knowledge” shall mean the knowledge of attorneys and paralegals of the Firm who have represented the Company, based on all information regarding the Intellectual Property Disclosure provided to the Firm by the Company, based on a Patent, Audit, and Diligence report containing a series of studies of the Company’s patent holdings and the relationship between the Company’s patents and products, and a state of the art and freedom to operate search through the USPTO and all patent offices or similar commissions in each jurisdiction where the Company maintains or is applying for patent protection , based on related patent search reports issued by the USPTO, based on related patent search reports issued by any foreign and international patent authority, and based on related trademark information received from the USPTO.

III-3

ANNEX IV

Form of Lock-Up Agreement

_____________, 2007

Re:	EyeTel Imaging, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by EyeTel Imaging, Inc., a Delaware corporation (the “Company”), of its common stock, $0.001 par value per share (the “Stock”). The Offering is governed by the certain Underwriting Agreement, dated as of _______________, 2007 (the “Underwriting Agreement”), by and between the Company and Stanford Group Company (the “Representative”), as representative of the several underwriters named therein.

In order to induce the Representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative during the period from the date hereof until twelve (12) months from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means any common stock or other security of the Company or any Affiliate thereof that is convertible into, or exercisable or exchangeable for common stock or equity securities or that holds the right to acquire any common stock or equity securities of the Company or any Affiliate or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

The undersigned hereby further agrees that, without the prior written consent of the Representative during the Lock-Up Period, the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

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The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

The undersigned hereby acknowledges that Representative’s determination, if any, to release all or any portion of the Relevant Securities from the Lock-Up Period will depend on several factors including, but not limited to, the market price and demand for the Shares and the general condition of the securities markets. Any decision by the Representative decision to shorten the Lock-Up Period is arbitrary and may not be based on any specific parameters.

It is understood that, if the Company notifies the Representative that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from each of its obligations under this Agreement. In addition, this Agreement shall terminate and be of no further force or effect if the Company has not prepared and filed with the Securities and Exchange Commission a registration statement with respect to the Offering which becomes effective within 120 days of the date of this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By: _____________________________

Print Name: _______________________

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